General DataComm Industries, Inc.
                    Consolidated Balance Sheet (1)
                           October 31, 2002
                             (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                            $ 2,828
               Accounts receivable                                    3,191
               Notes receivable                                          68
               Inventories                                            4,090
               Deferred income taxes                                    307
               Other current assets                                     772
                                                                   --------
                                                                     11,256

          Property, plant and equipment, net                            354
          Land and buildings held for sale                            6,271
          Other assets                                                    4
          Net assets of discontinued operations                          60
                                                                   ---------

                                                     Total Assets   $17,945
                                                                   =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
               Accounts payable, trade                                  636
               Accrued payroll and payroll-related costs                358
               Accrued expenses and other current liab.               1,922
                                                                    --------
                                                                      2,916

         Liabilities subject to compromise
               Revolving credit loan                                    $0
               Notes payable                                        24,960 (2)
               Mortgages payable on real estate held for sale          170
               7 3/4% Convertible debentures                         3,000
               Accounts payable, trade                              21,530
               Accrued payroll and payroll-related costs             2,573
               Accrued expenses and other current liab.             15,582
                                                                    -------
                                                                    67,815

         Deferred income taxes                                         448
                                                                    -------
                                   Total Liabilities                71,179

         Redeemable 5% Preferred Stock                               3,043

         Stockholders' equity:
               Preferred stock                                         788
               Common stock                                          3,328
               Paid-in-capital                                     191,313
               Accumulated deficit                                (250,267)(2)
                Less: Treasury stock                                (1,439)
                                                                   --------
                                                                   (56,277)
                                                                   --------

          Total Liabilities and Stockholders' Equity               $17,945
                                                                   ========

_________________________
 (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

 (2) Excludes $2,568 interest/fees on secured debt that may not be payable.

                General DataComm Industries, Inc.
                   Statement of Operations (1)
             One Fiscal Month Ended October 31, 2002
                           (Unaudited)
                          ($ in 000's)


Sales                                                                 $1,797
Cost of Sales                                                            858
                                                                      -------
Gross Margin                                                             939

Operating Expenses:
              Selling, general & administrative                          593
              Research & development                                     295
                                                                      -------
                                                                         888

Operating income                                                          51

Interest expense (contractual interest/fees $413)                          -
Gain on legal settlement                                               2,450
Other, net                                                                (4)
                                                                      -------
Earnings (loss) before reorganization items,
 income taxes and discontinued operations                              2,505

Reorganization items:
             Professional fees                                           150

Gain (loss) before income taxes
  and discontinued operations                                          2,355

Income tax provision                                                      13
                                                                      -------
Income (loss) before discontinued operations                           2,342

Income(loss) from discontinued operations                                 57
                                                                      -------

Net income(loss)                                                      $2,399
                                                                      =======

_______________________
(1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

                        General DataComm Industries, Inc
                             Statement of Cash Flows (1)
                    For the One Month Ended October 31, 2002
                                 (Unaudited)
                                  ($ in 000's)
                Increase (Decrease) in Cash and Cash Equivalents


Cash flows from operating activities:
   Cash received from customers                     $ 2,040
   Non A/R cash                                       2,565
   Cash paid to suppliers and employees              (1,582)
                                                    --------
   Net cash provided by operating activities
      before reorganization items                     3,023
   Operating cash flows from reorganization items:
   Professional fees                                   (239)
                                                    --------
 Net cash used by reorganization items                 (239)

 Net cash provided by operating activities            2,784

 Cash flows from financing activities:
   Principal payments on debt                        (3,095)
                                                    --------
 Net cash used in financing activities               (3,095)

 Net increase (decrease) in cash                    $  (311)
                                                    ========
 Cash at beginning of period                          3,139
 Cash at end of period                              $ 2,828

Reconciliation of net income to net cash provided
   by operating activities
Net income                                          $ 2,399

Depreciation                                             85
(Increase) decrease in notes receivable                  66
(Increase) decrease in accounts receivable               37
(Increase) decrease in inventory                        127
(Increase) decrease in other current assets              55
Increase (decrease) in postpetition payables
 and other current liabilities                           15
                                                    --------
Net cash provided by operating activities           $  2,784
                                                    ========
____________________
 (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.